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                                 EXHIBIT 23 (i)

             CONSENT OF INDEPENDENT AUDITOR DATED FEBRUARY 22, 1999




                              Michael Bingham C.A.


                   Consent of Independent Chartered Accountant



I hereby consent to the use in this registration statement on Form 10SB of my report dated February 22, 1999 relating to the financial statements of Azel Enterprises, Inc. as at January 21, 1999.




Vancouver, British Columbia
February 22, 1999                                        Chartered Accountant
                                                         S/ Michael Bingham

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